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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 8, 2001

                                   ----------

                           PATTERSON-UTI ENERGY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                             0-22664                            75-2504748
           --------                             -------                            ----------
 (State or other jurisdiction           (Commission File Number)       (I.R.S. Employer of incorporation)
     Identification No.)

                 4510 LAMESA HIGHWAY, SNYDER, TEXAS                                   79549
                 ----------------------------------                                   -----
              (Address of principal executive offices)                               Zip Code
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                                  915-573-1104
                                  ------------
              (Registrant's telephone number, including area code)

                             PATTERSON ENERGY, INC.
                             ----------------------
         (Former name or former address, if changed since last report.)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                  Item 5 of this Current Report on Form 8-K, the Press Release incorporated by reference into Item 5 and the Registrant's Joint Proxy
Statement/Prospectus dated March 14, 2001 are incorporated by reference in this
Item 2.

ITEM 5. OTHER EVENTS

                  On May 8, 2001, the Registrant issued a Press Release announcing that the Registrant completed a merger with UTI Energy Corp. with the Registrant as the surviving entity, and changed its name to "Patterson-UTI
Energy, Inc." The Press Release is filed as an Exhibit to this Current Report on
Form 8-K, and the contents of such Exhibit are included herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  It is impracticable for the Registrant to provide the required financial statements regarding the foregoing acquisition at this time. The required financial statements will be filed not later than 60 days after the date of this Current Report on Form 8-K.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  It is impracticable for the Registrant to provide the required pro forma financial information regarding the foregoing acquisition at this time. The required pro forma financial information will be filed not later than 60 days after the date of this Current Report on Form 8-K.

         (c)      EXHIBITS.

         3.1 Restated Certificate of Incorporation of Patterson-UTI Energy, Inc.

         99.1 Press Release dated May 8, 2001



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PATTERSON-UTI ENERGY, INC.


Date: May 8, 2001                            By: /s/  Cloyce A. Talbott
                                             ----------------------------------
                                             Cloyce A. Talbott
                                             Chief Executive Officer




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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                   DESCRIPTION
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

3.1                      Restated Certificate of Incorporation of Patterson-UTI
                         Energy, Inc.

99.1                     Press Release dated May 8, 2001



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